J.P. Morgan Healthcare Conference January 8, 2024 1 Dan O’Connell, CEO

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statement describing Acumen’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “believes,” “expects,” “anticipates,” “could,” “would,” “seeks,” “aims,” “plans,” “potential,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning Acumen’s business, and Acumen’s ability to achieve its strategic and financial goals, including its projected use of cash, cash equivalents and marketable securities and the expected sufficiency of its cash resources into the second half of 2026, the therapeutic potential of Acumen’s product candidate, ACU193, including against other antibodies, the anticipated timeline for initiating a Phase 2 clinical trial of ACU193 and a Phase 1 trial to support a subcutaneous dosing option of ACU193, and the expected use of proceeds from a credit facility. These statements are based upon the current beliefs and expectations of Acumen management, and are subject to certain factors, risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing safe and effective human therapeutics. Such risks may be amplified by the impacts of the COVID-19 pandemic. These and other risks concerning Acumen’s programs are described in additional detail in Acumen’s filings with the Securities and Exchange Commission (“SEC”), including in Acumen’s most recent Annual Report Form 10-K and future filings and reports by Acumen. Copies of these and other documents are available from Acumen. Additional information will be made available in other filings that Acumen makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and Acumen expressly disclaims any obligation to update or revise any forward-looking statement, except as otherwise required by law, whether, as a result of new information, future events or otherwise. In this presentation, references to cash also include cash equivalents.

Positive Phase 1 clinical trial results presented in 2H 2023 3 Advancing a Potential Best-In-Class Antibody Targeting Toxic Amyloid Beta Oligomers (AβOs) for Early Alzheimer’s Disease (AD) Large market in need of additional treatment options ACU193: monoclonal antibody (mAb) highly selective for toxic AβOs Experienced leadership team with extensive AD drug development experience Strong balance sheet supporting clinical development plans for ACU193 Expect to initiate Phase 2 (IV) and Phase 1 (subcutaneous) studies in 2024 $

Early AD Patient Population Represents Significant Market Opportunity

STAGES AND CHARACTERISTICS OF AD PROGRESSION


~5 Million[1]
~2 Million[1]
Preclinical AD
Mild Cognitive Impairment (MCI)
Mild Dementia
Moderate Dementia
Severe Dementia
Cognitive Decline
Functional Decline
Behavioral and Psychological Complications
Early Alzheimer's Disease

Uptake of first-generation, disease modifying, anti-amyloid beta treatment options is expected to increase, while significant unmet need and room for improvement will persist

1. 2021 Alzheimer's Association

4

ACUMEN

Amyloid Beta Oligomers (AβOs) are Widely Recognized as Highly Toxic Agents in AD Pathophysiology

- ✖ Impair synaptic function[1]
- ✖ Contribute to impairment of memory and cognition[2]
- ✖ Induce tau hyperphosphorylation[3]



Soluble Amyloid
Insoluble Amyloid
Monomers
Oligomers
Protofibrils
Neurotoxic
Fibrils
Plaques



Mature hippocampal neuron and toxic AβOs bound to dendritic spines

Image Lacor et al., 2004.

1. Cleary et al., 2005; Townsend et al., 2006; Poling et al., 2008; Reed et al., 2011; Batista et al., 2018.
2. Ferreira, S. T., and Klein, W. L., 2011.
3. De Felice et al., 2008; Zempel et al., 2010; Ochalek et al., 2017.

5

ACUMEN

ACU193: Potential Best-in-Class Immunotherapy for Early AD

ACU193's High Selectivity for Toxic AβOs May Provide Meaningful Cognitive Efficacy and Improved Safety

Rationally Designed for Improved Efficacy & Safety

Humanized, affinity matured mAb developed to target toxic Aβ oligomers

> 500-fold greater selectivity for AβOs over Aβ monomers

> 85-fold greater selectivity for AβOs over Aβ fibrils

IgG2 subclass mAb with reduced effector function

Large Pharma Discovery

ACU193 discovered in collaboration with Merck & Co.

Acumen holds exclusive program rights with no future financial or other obligations due to Merck

Encouraging FDA Interactions

FDA Fast Track designation for the treatment of early Alzheimer's disease

FDA End of Phase 2 meeting in 4Q 2023



Soluble Amyloid
Insoluble Amyloid
Monomers
Oligomers
Protofibrils
Fibrils
Plaques
ACU193
IgG2

6

ACUMEN

Potential for Differentiated Efficacy Potential for Differentiated Safety INTERCEPT-AD Phase 1 Data Support Potential for ACU193 to Offer Best-in-Class Efficacy and Safety 7  Compelling safety profile with low incidence of ARIA-E  Absence of ARIA-E observed in ApoE4 homozygotes  Broad therapeutic index with convenient monthly dosing  First mAb to demonstrate selective target engagement of AβOs (most toxic form of Aβ)  Rapid, significant plaque reduction comparable to the current market front-runners at similar timepoints  Movement of AD biomarkers in CSF and plasma are a strong indication of downstream effects – amyloid, tau, synaptic Key Takeaways from INTERCEPT-AD

8 Q2W: Dosing every two weeks; Q4W: Dosing every four weeks. PART A: SINGLE-ASCENDING DOSE n = 8 per cohort (32 total) 6:2 per cohort PART B: MULTIPLE-ASCENDING DOSE n = 10 per cohort (30 total) 3 administrations of drug or PBO 8:2 per cohort COHORT 1: 2 mg/kg ACU193 or Placebo 2mg COHORT 2: 10 mg/kg ACU193 or Placebo 10mg COHORT 3: 25 mg/kg ACU193 or Placebo 25mg COHORT 4: 60 mg/kg ACU193 or Placebo 60mg COHORT 5: 10 mg/kg ACU193 or Placebo (Q4W) 10mg COHORT 6: 60 mg/kg ACU193 or Placebo (Q4W) 60mg COHORT 7: 25 mg/kg ACU193 or Placebo (Q2W)* ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk 25mg ≥ 1wk INTERCEPT-AD: A Randomized Placebo Controlled Phase 1 in Early AD Patients

Doses Approaching Maximal Target Engagement Support ACU193 AβO Mechanism and Helped Guide Dose Selection for Next Study Phase 9 Single & Multiple Dose Cohorts - Exposure Response Relationship (Emax Model) Emax: 22.7 AU/mL Complex EC50: 136 ng/mL ACU193 *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). 0 600 1200 1800 0 10 20 30 CSF [ACU193] (ng/mL) A C U1 93 -A βO C om pl ex (A U /m L) SAD 2 mg/kg SAD 10 mg/kg SAD 25 mg/kg SAD 60 mg/kg MAD 10 mg/kg Q4W MAD 60 mg/kg Q4W MAD 25 mg/kg Q2W TARGET ENGAGEMENT ACU193-AβO Complex Target Engagement

Nearly All ACU193-Treated Patients in High Dose MAD Cohorts Showed Reductions in Plaque Load After Three Doses at 63 or 70 days 10 Plaque load based on florbetapir PET 0 15 30 45 60 75 0 25 50 75 100 125 25 mg/kg Q2W MAD Days C en til oi ds 20 21 22 23 24 25 26 27 0 15 30 45 60 75 0 25 50 75 100 125 60 mg/kg Q4W MAD Days C en til oi ds 28 29 30 31 32 33 34 35 25 mg/kg Q2W MAD 60 mg/kg Q4W MAD PLAQUE REDUCTION Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 13.7 ∆ (%, centiloids) 20.6% Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 18.1 ∆ (%, centiloids) 25.6%

PLAQUE REDUCTION

ACU193 Highest Doses Reduced Amyloid Plaque at Similar Rate and Magnitude to Lecanemab at Comparable Timepoints


Mean reduction in amyloid plaque (centiloids)*
Amyloid PET Load (centiloids)
120
100
80
60
40
20
0
0
5
10
15
20
25
30
Months
Efficacy achieved
6% slowing of cognitive decline
8% slowing of cognitive decline
-2% slowing of cognitive decline
22% slowing of cognitive decline
27% slowing of cognitive decline
23% slowing of cognitive decline
29% slowing of cognitive decline
Aducanumab (ENGAGE)
Aducanumab (EMERGE)
Lecanemab (CLARITY)
Gantenerumab (GRADUATE 1)
Gantenerumab (GRADUATE 2)
Donanemab (TRAILBLAZER-ALZ 1)
Donanemab (TRAILBLAZER-ALZ 2)
ACU193 - 25 mg/kg Q2W
ACU193 - 60 mg/kg Q4W

Acumen Pharmaceuticals, data on file; van Dyck (2023), NEJM (amyloid PET reduction estimated from graphs).

*There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates.

11

ACUMEN

Importance of Key Fluid Biomarkers Associated with AD Pathology

- Biomarkers from cerebrospinal fluid and plasma capture neuronal, synaptic, and axonal injury and reflect the cumulative outcome of different pathological substrates in AD[1]
- Evidence suggests that biomarkers are likely to be better predictors of the underlying pathology of AD than imaging alone[2]
- **After just three administrations of ACU193, patients with early AD demonstrated improvements in biomarkers associated with AD pathology**



Amyloid Pathology:
Aβ 42/40
Astrocytic Activation:
GFAP
Amyloid plaque
Synaptic Injury:
Neurogranin
VAMP2
Aβ oligomer
Tau Pathology:
pTau181
pTau217
Neuronal Injury:
Total tau

1. Tarawneh, R. Biomarkers: Our Path Towards a Cure for Alzheimer Disease. Biomarker Insights Volume 15: 1–15. 2020; 2. Blennow K, Zetterberg H. The Past and the Future of Alzheimer's Disease Fluid Biomarkers. J Alzheimers Dis. 2018;62(3):1125-1140.

12

ACUMEN

Consistent Changes in CSF Amyloid, Tau and Synaptic Biomarkers Indicate Downstream Pharmacology of ACU193 After Only Three Doses 13 CSF BIOMARKERS pTau181 NeurograninAβ 42/40 Ratio VAMP2 Tau pathologyAmyloid pathology Synaptic injury

Consistent Drug Effects Observed in Plasma Biomarkers in 60 mg/kg MAD Cohort After Dosing Completed, Biomarkers Rebounded, Supportive of ACU193 Drug Effect No trends observed for plasma Aβ 42/40 (drug interference testing pending); no consistent trends observed in 10 mg/kg Q4W or 25 mg/kg Q2W pTau181 Q4W Placebo (n = 4) 60 mg/kg Q4W (n = 8) ( ) Mean ± SEM pTau217GFAP PLASMA BIOMARKERS 14

ACU193 Compares Favorably on CSF Aβ 42/40 Ratio, pTau181 and Neurogranin at Early Timepoints to Lecanemab* 15 Lacanemab values from CLARITY, estimated from AAIC 2023 presentation (Michael Irizarry) CSF BIOMARKERS Aβ 42/40 Ratio 50 100 -20 0 20 40 60 80 Weeks C SF A β 42 /4 0 (M ea n % C ha ng e fr om b as el in e)  = ACU193 60 mpk Q4W 10 mpk Q4W 25 mpk Q2W ACU193 Placebo Lecanemab Placebo Lecanemab (10 mpk Q2W) *There have been no head-to-head clinical trials between ACU193 and Lecanemab. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidate. pTau181 Neurogranin

Key Takeaway: ACU193 Demonstrates Potential for Best-in-Class Efficacy Plaque ReductionTarget Engagement in CSF Biomarker Effects p = 0.001 p = 0.03 Toxic amyloid beta oligomers engaged in dose-proportional manner in CSF and reached near-maximal effect Highest doses of ACU193 demonstrated reduction in amyloid plaque comparable to lecanemab at similar timepoints* After just three administrations of ACU193, patients with early AD demonstrated impro vements in biomarkers associated with AD pathology -30 -25 -20 -15 -10 -5 0 Day 0 Day 63 Day 70 Day 90 (18.1) (13.7) (20.0) ACU193 60 mg/kg Q4W (n=8) ACU193 25 mg/kg Q2W (n=8) Lecanemab 10 mg/kg Q2W (n=344)* Engaged Toxic AβOs, Reduced Plaque at Comparable Rates to Market Leader, and Demonstrated Strong Downstream Pharmacology Markers of amyloid plaque load • Amyloid PET load (Centiloids) • CSF Aβ 42/40 ratio Markers of tau pathology • CSF and plasma p-tau181 • Plasma p-tau217 Markers of synaptic and neuronal injury • CSF neurogranin • CSF VAMP-2 • Plasma GFAP *There have been no head-to-head clinical trials between ACU193 and Lecanemab. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidate. 16

SAFETY

ACU193 Demonstrates Potential for Best-in-Class Safety

Compelling Overall Safety Profile, with Low Incidence of ARIA-E

INTERCEPT-AD Phase 1 Safety Data

5 Total ARIA-E cases, or ~10%

0 Cases of ARIA-E in ApoE4 homozygotes N=6

0 Deaths, SAEs Related to Study Drug

✓ **Limited incidence of ARIA-E**

- 10 mg/kg Q4W: 1 asymptomatic case
- 25 mg/kg Q2W: 1 asymptomatic case
- 60 mg/kg Q4W: 2 asymptomatic cases; 1 symptomatic case

✓ **No ARIA-E observed in ApoE4 homozygotes (n=6), despite comprising 13% of study**

- Differentiated from other antibodies that have ARIA-E rates ~30% to ~40% in participants who are E4-homozygotes

✓ **Broad therapeutic index** with convenient monthly dosing

- Safety profile may support attractive benefit/risk option for large portion of patients

17

ACUMEN

Experienced Clinical, Regulatory and Development Leaders with Substantial Experience Executing Early Through Late-Stage Alzheimer's Disease Trials



DANIEL O'CONNELL
President & CEO
ACUMEN
neuro ventures



ERIC SIEMERS, MD
Chief Medical Officer
ACUMEN
Lilly



RUSSELL BARTON
Chief Operating Officer
ACUMEN
Lilly



JANICE HITCHCOCK, PHD
VP, Regulatory Affairs
ACUMEN
Lilly



LIEAN SCHENK
VP, Head of CMC
ACUMEN
Lilly
NOVAVAX
Lonza



SIEW TIN GAN
Head of Clinical Operations
ACUMEN
Lundbeck



JASNA JERECIC, PHD
Sr. Director
Bioanalaytical Methods
ACUMEN



ROBERT DEAN, MD, PHD
Sr. Development Advisor, Biomarkers and Analytical Methods
ACUMEN
Lilly

Strong execution in 2023 achieved successful Phase 1 results, encouraging EOP2 feedback from FDA on future development plans and a partnership to develop a subcutaneous administration of ACU193

18

ACUMEN

19 Acumen has the Expertise and Resources to Advance ACU193 into the Second Half of 2026 $ ~$283M Cash, cash equivalents and marketable securities as of Sept 30, 2023 up to $50M Debt financing Debt financing secured from K2 HealthVentures in November 2023 Strong Balance Sheet and High-Quality Life Sciences Investor Syndicate

ALTITUDE-AD Phase 2/3 Study Design

Objective: To evaluate the clinical efficacy, safety and tolerability of ACU193
Patient population: Patients with early AD (MCI or mild dementia due to early AD)



Randomization 1:1:1
ACU193 35mg/kg Q4W (n ~180)
ACU193 50mg/kg Q4W (n ~180)
Placebo Q4W (n ~180)
Potential interim expansion analyses
Primary Endpoint
Change in iADRS[1] at 18 months
Secondary Endpoints[1]
CDR-SB, ADAS-Cog13, ADCS-ADL, AD biomarkers
Open label extension

1. iADRS: Integrated Alzheimer's Disease Rating Scale; CDR-SB: Clinical Dementia Rating – Sum of Boxes; ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale; ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living

20

ACUMEN

ACU193 Subcutaneous Formulation Under Development in Collaboration with Halozyme Potential to Broaden Patient Access and Increase Treatment Convenience • Announced partnership with Halozyme in November 2023 to develop subcutaneous dosing option for ACU193 • Halozyme’s drug delivery technology, ENHANZE®, is commercially validated in seven approved therapies, with global collaborations covering more than 60 therapeutic targets • Current ACU193 potential target product profile inclusive of no more than single weekly injection Plan to initiate Phase 1 bioavailability study in mid-2024 comparing the pharmacokinetics of subcutaneous forms of ACU193 to the IV form 21

Summary 22  Significant and growing Alzheimer's population in need of additional treatment options  ACU193 demonstrates high selectivity for toxic AβOs in AD patients  Highly experienced clinical, regulatory and development leaders driving ACU193's development  Potential for ACU193 to offer best-in- class efficacy and safety strengthened by positive Phase 1 data Key Takeaways Next Steps Anticipate Phase 2/3 clinical study, ALTITUDE-AD, initiation in 1H 2024 Two treatment arms versus placebo: 50 mg/kg Q4W and 35 mg/kg Q4W Anticipate Phase 1 subcutaneous clinical study initiation in mid-2024

Thank you www.acumenpharm.com 23